UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 31, 2018

ONE STOP SYSTEMS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-38371	33-0885351
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2235 Enterprise Street #110

Escondido, California 92029

(760) 745-9883

(Address and Telephone Number of Registrant’s Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On October 31, 2018, One Stop Systems GmbH, a limited liability company under the laws of Germany (the “Purchaser”), and wholly-owned subsidiary of One Stop Systems, Inc., a Delaware corporation (the “Company”), entered into a Share Purchase Agreement (the “Purchase Agreement”) with the shareholders (the “Sellers”) of Bressner Technology GmbH, a limited liability company under the laws of Germany (“Bressner”).

Pursuant to the terms of the Purchase Agreement, the Purchaser, a wholly-owned subsidiary of the Company, acquired all of the outstanding stock of Bressner from the Sellers (the “Transaction”). The Transaction closed concurrently with the execution of the Purchase Agreement on October 31, 2018 (the “Closing Date”). As a result, Bressner will become a wholly-owned subsidiary of the Purchaser, which financials will be consolidated with those of the Company. Due to the structure of the Transaction, neither the Company nor Bressner are parties to the Purchase Agreement.

As consideration for the Purchase Agreement, the Purchaser delivered to the Sellers on the Closing Date the purchase price of €5,025,000, consisting of the following consideration: (i) a cash purchase price of €4,725,000 (the “Cash Consideration”) and (ii) 106,463 duly authorized, newly and validly issued, fully paid and nonassessable shares of restricted common stock of the Company (the “Stock Consideration,” and together with the “Cash Consideration,” the “Purchase Price”). The Stock Consideration has a value of €300,000 and the number of shares of common stock of the Company issued was equal to (y) €300,000 divided by (z) the average closing price of the Company’s common stock on the NASDAQ Stock Market for the fifteen (15) consecutive trading day period ending prior to the Closing Date.

The entire Stock Consideration issued to the Sellers which is valued at €300,000 will be held in an indemnification escrow holdback for two years.

The Purchase Agreement is between German parties and is being governed by German law. The Purchase Agreement includes representations, warranties and covenants customary of such a German transaction which may not be as expansive as those in similar transactions between U.S. parties. The Sellers have represented to, among other things, their authority to enter and perform under the Purchase Agreement, title to the shares of Bressner, financial statements, lack of legal proceedings, compliance with tax filing obligations, title to intellectual property, largest suppliers/ customers, employment matters and material contracts. The Purchaser has represented to, among other things, its authority to enter into and perform under the Purchase Agreement, financial ability to pay the Purchase Price, lack of legal proceedings, and ability to issue the Stock Consideration.

On the Closing Date, Bressner delivered financial statements audited in accordance with generally accepted accounting principles within the country of Germany. The Purchaser agreed to waive the contractual requirement for such financial statements being in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) as well as the requirement to deliver certain third party consents, including those of, certain lenders, landlords and distribution partners. The Company will prepare financial statements in accordance with U.S. GAAP not later than 71 days after the date upon which this Current Report on Form 8-K must be filed as required by Item 9.01.

The foregoing description of the Purchase Agreement and the Transaction contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, a copy of which is attached as Exhibit 2.1 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

The issuance of the shares of the Company’s common stock on the Closing Date is exempt from registration under the Securities Act of 1933, as amended (the “Act”), in reliance on exemptions from the registration requirements of the Act in transactions not involved in a public offering pursuant to Section 4(a)(2) of the Act and Rule 506(b) of Regulation D, as promulgated by the Securities and Exchange Commission thereunder.

Item 7.01	Regulation FD Disclosure.

On November 6, 2018, the Company issued a press release announcing the closing of the Transaction. A copy of this press release is attached hereto as Exhibit 99.1 and is being furnished with this report.

In accordance with General Instructions B.2 of Form 8-K, the information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

As permitted by Item 9.01(a)(4) of Form 8-K, the financial statements required by Item 9.01(a) of Form 8-K will be filed by the Company by an amendment to this Current Report on Form 8-K not later than 71 days after the date upon which this Current Report on Form 8-K must be filed.

(b)	Pro Forma Financial Information.

As permitted by Item 9.01(b)(2) of Form 8-K, the pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by the Company by an amendment to this Current Report on Form 8-K not later than 71 days after the date upon which this Current Report on Form 8-K must be filed.

(d) Exhibits.

Exhibit No.	Description

2.1	Share Purchase Agreement, dated October 31, 2018.

99.1	Press Release, dated November 6, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONE STOP SYSTEMS, INC.

Dated: November 6, 2018	By:	/s/ Steve Cooper
Steve Cooper
President, Chief Executive Officer and Chairman